Exhibit 99.1 NASDAQ: FNWB Investor Meeting Sandler O’Neill & Partners, LP San Diego, CA March 5-6, 2019

Safe Harbor Statement Forward-Looking Statements When used in this presentation the words or phrases “believes,” “expects,” “anticipates,” “estimates” or similar expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Additional forward looking statements may be made in the question and answer period following this presentation. These forward- looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in First Northwest Bancorp’s (“Company”) latest Annual Report on Form 10-K and other filings with the Securities and Exchange Commission (“SEC”) which are available on our website at www.ourfirstfed.com and on the SEC’s website at www.sec.gov. Any of the forward-looking statements that we discuss today may turn out to be incorrect because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Any forward-looking statements are based upon management’s beliefs and assumptions at the time they are made. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of the forward-looking statements. 2

Strategic Plan and Performance 2018 Accomplishments • Continued earning asset diversification • Improved Company performance • Share repurchases • Shareholder dividends 2019 Challenges • Increasing earnings • Focusing on business lending • Growing and maintaining a stable deposit base • Managing liquidity and capital • Transitioning investment cash flows into loans 3

Leadership Board of Directors Director Name Board Title Since1 Stephen E. Oliver Chairman of the Board 2001 David A. Blake Vice Chairman of the Board 2005 David T. Flodstrom Director 2002 Laurence J. Hueth Director, President and Chief Executive Officer 2010 Jennifer Zaccardo Director 2011 Cindy H. Finnie Director 2012 Norman J. Tonina Jr. Director 2013 Craig A. Curtis Director 2014 Dana D. Behar Director 2015 1 Includes service on First Federal Savings & Loan Association Board of Directors. 4

Leadership Senior Management Team Years with Years in Name Title Company1 Industry Larry Hueth President and Chief Executive Officer 10 35 Regina Wood EVP, Chief Financial Officer 12 12 Kelly Liske EVP, Chief Banking Officer 12 23 Terry Anderson EVP, Chief Credit Officer 1 24 EVP, Chief Operations Officer, General Counsel and Chris Riffle2 1 1 Corporate Secretary Brett Bies SVP, Chief Information Officer 7 7 Derek Brown SVP, Director of Human Resources 2 18 1 Includes service with First Federal Savings & Loan Association. 2 Mr. Riffle was employed by the Platt Irwin Law Firm, the Company’s general counsel, from 2008 through 2017. 5

Economic Conditions Source: Employment Security Department Washington State 6 esd.wa.gov

Employment by County Economic Conditions NonFarm Covered Employment by County, Average for the Periods Presented Figures above are based on covered employment data for Washington counties, less NAICS code 11, provided by the Washington Employment Security Department at https://esd.wa.gov/labormarketinfo/report-library. 7

Locations Olympic Peninsula Port Angeles Administration (T) Downtown (T)  Sixth Street  Eastside Sequim Sequim Avenue Sequim Village Forks Port Townsend Puget Sound Expansion Silverdale Bellingham Bellingham/Fairhaven Bainbridge Island   Mortgage Loan Center Seattle (T) – Technology service location using Interactive Teller Machines (ITMs) 8

Balance Sheet Assets At the periods presented (dollars in millions) Total Assets Loans Receivable, net Investment Securities $400 $350 Net Loans to Investments to $300 Period Assets Assets $250 $200 6/30/16 61.4% 32.1% $150 $100 6/30/17 66.8% 25.8% $50 12/31/17 64.1% 28.0% $- 6/30/2016 6/30/2017 12/31/2017 12/31/2018 12/31/18 68.6% 24.3% Investment Securities AFS Investment Securities HTM 9

Loan Diversification At the periods presented Portfolio Geographic December 31, 2017 December 31, 2017 Other States Home Equity Other Consumer Other 5% 4% Washington 6% 4% Commercial Real Estate North Olympic 26% Peninsula Single Family 37% Residential Multifamily 45% 9% Puget Sound 53% Construction and Land 9% Commercial Business 2% 10

Asset Quality and Reserves At the periods presented Nonperforming Assets to Total Assets Nonperforming Loans to Total Loans ALLL to Nonperforming Loans ALLL to Total Loans 11

Balance Sheet Liabilities At the periods presented (dollars in millions) Deposits Borrowings Net Loans Borrowings to to Total Period Deposits Assets 6/30/2016 85.7% 8.0% 6/30/2017 88.2% 7.1% 12/31/2017 88.0% 11.9% 12/31/2018 91.9% 10.8% 12

Deposit Diversification At the periods presented Geographic Product December 31, 2017 Noninterest Certificates of bearing checking Deposit 17% 27% Interest bearing checking 13% Money Market Savings 31% 12% 13

Deposit Expansion At the periods presented (dollars in millions) Branch Locations December 31, 2017 Deposits by Branch Clallam County Forks Port Angeles 6th Street Eastside Sequim Sequim Village Sequim Avenue Jefferson County Port Townsend December 31, 2018 Deposits by Branch Kitsap County Silverdale Bucklin Hill Bainbridge Island Whatcom County Bellingham Barkley Blvd. Fairhaven 14

Balance Sheet Equity At the periods presented (dollars in millions) FNWB Shareholders’ Equity 6/30/2016 6/30/2017 12/31/2017 12/31/2018 $189.70 $177.70 $177.00 $172.30 15

Earnings Comparison of the fiscal years ended June 30, 2016 and 2017, and the calendar years ended December 31, 2017 and 2018.* (dollars in millions) Net Income Net Interest Income Noninterest Income Noninterest Expense *In order to compare like periods, 12/31/2017 includes 01/01/2017 to 06/30/17, included in the fiscal year ended June 30, 2017 16 calculations, plus the six month transition period ended December 31, 2017 to change our fiscal year end from June 30 to December 31.

Earnings Comparison of the fiscal years ended June 30, 2016 and 2017, and the calendar years ended December 31, 2017 and 2018.* (dollars in millions) Return on Average Assets Return on Average Equity Basic Earnings Per Share *In order to compare like periods, 12/31/2017 includes 01/01/2017 to 06/30/17, included in the fiscal year ended June 30, 2017 17 calculations, plus the six month transition period ended December 31, 2017 to change our fiscal year end from June 30 to December 31.

Stock Price First Northwest Bancorp (NASDAQ: FNWB) At the period ended: 12/31/2018 12/31/2017 6/30/2017 12/31/2016 Common Shares Outstanding (actual) 11,170,018 11,785,507 11,902,146 12,153,946 Basic Book Value per Share $ 15.42 $ 15.02 $ 14.93 $ 14.55 52 Week Price per Share Highlights High March 20, 2018 $18.27 Low October 24, 2018 $13.73 18 52 week price per share highlights are based on market day closing prices. Source: SNL.com

Thank You 19